UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 16, 2004

BOWATER INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-8712	62-0721803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East Camperdown Way

P.O. Box 1028

Greenville, South Carolina 29602

(Address of principal executive offices) (Zip Code)

(864) 271-7733

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 16, 2004, Bowater Incorporated entered into an amendment to renew its 364-day Accounts Receivable Securitization Arrangement, which is now scheduled to terminate on December 15, 2005. A copy of the amendment is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BOWATER INCOPORATED (Registrant)

Date: December 21, 2004	By:	/s/ David G. Maffucci
Name: David G. Maffucci Title: Executive Vice President and CFO

EXHIBITS

99.1	Amendment No. 2 dated December 16, 2004 to Loan Agreement dated December 19, 2002 among Bowater Funding Inc. (as Borrower), Bowater Incorporated (as Initial Servicer), Suntrust Capital Market, Inc. and Wachovia Bank, National Association (as Co-Agents) and Suntrust Capital Markets, Inc. (as Administrative Agent).